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                                                                    Exhibit 10.7

                                                 June 7, 1996

All-Comm Media Corporation
400 Corporate Pointe
Suite 780
Culver City, California, 90230-7615

Gentlemen;

1. At a closing to occur at the offices of your company (the "Company") simultaneously herewith, the undersigned ("Subscriber") will for $50,000 per Unit (as defined below) purchase from you, and you will sell, the number of Units set forth below opposite Subscriber's name below. Such purchase by Subscriber is part of an offering in which an aggregate of 62 Units will be sold simultaneously with such sale to Subscriber. Each Unit consists of 100 shares of Series B Convertible Preferred Stock having a redemption value of $50,000 per share (the "Preferred") and warrants to purchase 50,000 shares of common stock of the Company (the "Warrants").

2. The Certificate of Designation for the Preferred shall be in the form of Exhibit A. The Preferred shall at the option of the holder be convertible at any time into common stock at the lesser of $1.25 per share or 80% of the average closing sales price of the common stock on NASDAQ (or such other securities exchange where the common stock may then be listed) during the last five trading days prior to conversion. If not theretofore converted, the Preferred shall automatically be deemed converted into common stock at such price on the second anniversary of the date of issuance. However, the Preferred shall not be redeemed under the preceding sentence, but shall instead be redeemed at redemption value, together with dividends accruing thereon at 6% per annum, on the second anniversary of the date of issuance if the Company's common stock is not then trading on NASDAQ (or another U.S. securities exchange approved by the Securities and Exchange Commission where the common stock may then be listed) or if the registration statement referred to below has not theretofore been declared effective. The Preferred shall also be entitled to priority over the common stock in liquidation.

3. The Warrants shall be in the form of Exhibit B. The Warrants shall be exercisable only to the extent that authorized but unissued shares of Common Stock of the Company are available for such exercise. The Company shall as soon as practicable call a special stockholders' meeting to approve the amendment of the Certificate of Incorporation of the Company to authorize 30,000,000 additional shares of Common Stock and the directors of the Company shall recommend to the stockholders that they vote in favor of such amendment. By separate agreement, executive officers of the Company who own an aggregate of 11.4% of the Company's outstanding Common Stock have agreed to vote their shares in favor of such amendment. If at any time thereafter that the Warrants are exercised there are not a sufficient number of authorized but unissued shares of Common Stock of the Company available for such exercise, the Company promptly will take all necessary steps to secure the authorization of sufficient additional shares of Common Stock to permit such exercise. The Warrants shall be exercisable at $2.50 per share and shall expire on the third anniversary of the date on which they are first exercisable or, if earlier, on the first (1st) date on which both (a) and (b) shall be true, namely (a) the registration statement referred to below shall be in effect and shall have been effective for not less than the ninety consecutive days immediately preceding such date and
(b)

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the closing price per share of the Company's common stock on NASDAQ (or such other securities exchange where the common stock may then be listed) shall not be less than $8.00 per share and shall have been not less than $8.00 per share during the twenty consecutive trading days immediately preceding such date. For example, assume that the closing price per share shall have been $9.00 per share through October 1, 1996, that the closing price per share shall have been $7.00 per share through March 1, 1997, and that the closing price per share shall have been $8.00 per share for 20 consecutive trading days thereafter. Assume further that the Registration Statement shall have been in effect at all times from July 1, 1996. The expiration date of the Warrants shall be the close of business on the 20th trading day after March 31, 1997. All dates set forth in this paragraph shall be extended by one day for each day after December 31, 1996 on which the registration statement referred to in Section 3 is not in effect with respect to the shares purchasable under the Warrants.

3a. The Company will on or before the 120th day after the date of this Agreement file a registration statement on Form S-3 or Form S-l (the "Registration Statement") for the public sale by the holders of the shares which are issuable on conversion of the Preferred or upon exercise of the Warrants. The Company shall use its best efforts to cause the Registration Statement to become effective not later than 90 days after the date of filing, and to remain effective for two years with respect to Common Stock issued upon conversion of Preferred Stock and three years with respect to Common Stock issued upon exercise of Warrants. The registration shall be accompanied by blue sky clearances in such states as the holders may reasonably request. The Company shall pay all expenses of the registration hereunder, other than the holders' underwriting discounts. Registration rights may be assigned to assignees of the Preferred, the Warrants or the underlying stock.

4. (a) Subscriber represents and warrants that it is purchasing the Units solely for investment solely for its own account and not with a view to or for the resale or distribution thereof.

    (b) Subscriber understands that it may sell or otherwise transfer the Units, the Preferred, the Warrants or the shares of Common Stock issuable on conversion or exercise of the Preferred or the Warrants only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Subscriber shall have received the favorable opinion of counsel to the holder, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the Units are not a liquid investment.

5. (a) Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

    (b) Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the holder; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the shares and understands that an investment in the Company involves substantial

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risks;  Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities.

6. This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal
representatives and permitted assigns.   It sets forth all agreements of the
parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies.


Subscriber:                            ALL-COMM MEDIA CORPORATION



                                       By:

- -------------------------------             ------------------------------
                                       Title:
Number of Units:
                =============

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                                      Exhibit A
                              CERTIFICATE OF DESIGNATION
                                        OF THE
               CLASS B CONVERTIBLE PREFERRED STOCK ("PREFERRED STOCK")
                                          OF
                      ALL-COMM MEDIA CORPORATION (the "Company")

    1. The holders of the Preferred Stock in preference to the holders of Junior Stock (as hereinafter defined) shall be entitled to receive a dividend payable only upon redemption or credited against conversion which shall accrue at the rate of $30.00 [6%] per annum per share (pro rated for any portion thereof) from and after the date of issuance.

    2. The Preferred Stock shall be preferred as to assets over the Junior Stock so that, in the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of Preferred Stock shall be entitled to have set apart for them or to be paid out of the assets of the Company, before any distribution is made to or set apart for the holders of Junior Stock, an amount in cash equal to, and in no event more than, $50,000 per share of Preferred Stock, plus all accrued and unpaid dividends thereon. If, upon such liquidation, dissolution or winding-up of the Company, the assets of the Company available for distribution to the holders of its stock be insufficient to permit the distribution in full of the amounts receivable as aforesaid by the holders of Preferred Stock, then all such assets of the Company shall be distributed ratably among the holders of Preferred Stock in proportion to the amounts which each would have been entitled to receive if such assets were sufficient to permit distribution in full as aforesaid. Neither the consolidation nor merger of the Company nor the sale, lease or transfer by the Company of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of the Company for the purposes of this paragraph.

    3. The Company shall be obligated to redeem all of the Preferred Stock on the second anniversary of the date of issuance of the Preferred Stock to the extent that the Preferred Stock has not theretofore been converted under Section
4. The Preferred Stock shall automatically be deemed converted under Section 4 on such second anniversary unless the registration statement referred to below has not theretofore been declared effective, or unless the Company's common stock is not then trading on NASDAQ. The redemption price shall be payable in cash and shall be equal to $50,000 per share, plus all accrued and unpaid dividends thereon. The registration statement means the registration statement which the Company is required by separate agreement to file in respect of the shares of common stock issuable on conversion of the Preferred Stock.

    4. The holder shall have the right at any time prior to maturity, in its sole discretion, to convert first then outstanding accrued dividends and then the Preferred Stock, in whole or in part, into a number of shares (the "Conversion Shares") of the Company's common stock (the "Common Stock") equal to the amount of dividends and redemption value converted divided by the Conversion Price. The Conversion Price means a price per share equal to the lesser of (1) $1.25 or (2) 80% of the average of the closing bid price of a share of Common Stock of the Company during the five trading days prior to such conversion. In the event that the holder elects to exercise its conversion rights hereunder, it shall give to the Company written notice of such election and shall surrender his Preferred Stock to the Company for cancellation. The Company shall at all times reserve and keep available out of its authorized and unissued common stock, solely for issuance upon the conversion of the Preferred Stock as herein provided, such number of shares of common stock as shall from time to time be issuable upon the conversion of the Preferred Stock. The Preferred Stock shall be convertible only to the extent that authorized but unissued shares of Common Stock of the Company are available for such conversion.

    In case the Company shall issue common stock as a dividend upon common stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its common stock into a greater number of shares or shall contract the number of outstanding shares of its common stock into a lesser number of shares, the number of Conversion Shares to which the holder is entitled to receive shall be adjusted, effective at the close of business on the date such shares of common stock are to be issued, so that the Conversion Shares shall be equal to the product obtained by multiplying the Conversion Shares in effect immediately prior to the close of business on such date by a fraction, the denominator of which shall be the number of shares of common stock outstanding immediately prior to such dividend, subdivision, or contraction, and the numerator of which shall be the number of shares of common stock outstanding immediately after such dividend, subdivision or contraction. If any capital reorganization or reclassification of the common stock, or consolidation, or merger of the Company with or into another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation shall be effected, then, as a condition precedent of such reorganization or sale, the following provision shall be made: The holder of the Preferred Stock shall from and after the date of such reorganization or sale have the right to receive (in lieu of the shares of common stock of the Company immediately theretofore receivable with respect to such Preferred Stock, upon the exercise of conversion rights), such shares of stock, securities or assets as would have been issued or payable with respect to or in exchange for the number of outstanding shares of such common stock immediately theretofore receivable with respect to such Preferred Stock. In any such case, appropriate provision shall be made with respect to the rights and interests of the holders to the end that such conversion rights (including, without limitation, provisions for appropriate adjustments) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof.

    5. The holders of the Preferred Stock shall have no voting rights except as expressly provided by law.

    6. The term "Junior Stock" shall mean the Common Stock and those series of Preferred Stock which, by the terms of the Certificate of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Certificate of Incorporation, shall designate the special rights and limitations of each such class and series of stock and series of Preferred Stock, shall be subordinate to the Preferred Stock in respect of the right of the holders thereof to receive dividends or to participate in the assets of the Company distributable to stockholders upon any liquidation, dissolution or winding-up of the Company.

                                                                       Exhibit B

Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933. None of such securities may be transferred in the absence of registration under such Act or an opinion of counsel to the effect that such registration is not required.

                              ALL-COMM MEDIA CORPORATION

              WARRANT

              DATED:  June      , 1996


Number of Shares:

Holder:

Address:

- ------------------------------------------

THIS CERTIFIES THAT the holder of this Warrant (the "Holder") is entitled to purchase from ALL-COMM MEDIA CORPORATION, a Nevada corporation (hereinafter called the "Company"), at the exercise price per share set forth below the number of shares of the Company's common stock set forth above (the "Common Stock"). The Warrants shall be exercisable only to the extent that authorized but unissued shares of Common Stock of the Company are available for such exercise. The Company shall as soon as practicable call a special stockholders' meeting to approve the amendment of the Certificate of Incorporation of the Company to authorize 30,000,000 additional shares of Common Stock and the directors of the Company shall recommend to the stockholders that they vote in favor of such amendment. By separate agreement, executive officers of the Company who own an aggregate of 11.4% of the Company's outstanding Common Stock have agreed to vote their shares in favor of such amendment. If at any time thereafter that the Warrants are exercised there are not a sufficient number of authorized but unissued shares of Common Stock of the Company available for such exercise, the Company promptly will take all necessary steps to secure the authorization of sufficient additional shares of Common Stock to permit such exercise. This Warrant shall be exercisable at $2.50 per share until the third anniversary of the date on which they are first exercisable or, if earlier, on the first date on which both (a) and (b) shall be true namely (a) the registration statement referred to below shall be in effect and shall have been effective for not less than the ninety consecutive days immediately preceding such date and (b) the closing price per share of the company's common stock on Nasdaq shall not be less than $8.00 per share and shall have been not less than $8.00 per share during the twenty consecutive trading days immediately preceding such date. For example, assume that the closing price per share shall have been $9.00 per share through October 1, 1996, that the closing price per share shall have been $7.00 per share through March 1, 1997, and that the closing price per share shall have been $8.00 per share for 20 consecutive trading days thereafter. Assume further that the Registration Statement shall have been in effect at all times from July 1, 1996. The expiration date of the Warrants shall be the close of business on the 20th trading day after March 31, 1997. All dates set forth in this paragraph shall be extended by one day for each day after February 1, 1997 on which the registration statement referred to in an agreement of even date herewith is not in effect with respect to the shares purchasable under the Warrant.

    1. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.

    2. The Holder is entitled to certain registration rights under an agreement of even date herewith.

    3. (a) Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and
(iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.

    4. The term "Holder" should be deemed to include any permitted record transferee of this Warrant

    5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

    6. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

    7. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.

    8. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

    The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days after all requisite documentation has been provided, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

    9. This Warrant shall be governed by and construed in accordance with the laws of the State of California. The California courts shall have exclusive jurisdiction over this instrument and the enforcement thereof; Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies.

   IN WITNESS WHEREOF, ALL-COMM MEDIA CORPORATION has caused this Warrant to be signed by its duly authorized officers under Its corporate seal and to be dated as of the date set forth above.


                                  ALL-COMM MEDIA CORPORATION


                                  By:  /s/ Barry Peters
                                       --------------------------------------
                                  Title:  Chairman & CEO


In the presence of: